UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019 (July 29, 2019)

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Park Plaza, Suite 550 Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (949) 480-8300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ACTG	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 29, 2019, Acacia Research Corporation (the “Company”) filed a Certificate of Amendment of Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to (i) provide for a declassified Board, (ii) grant stockholders the right to call special meetings of the stockholders, and (iii) implement certain transfer restrictions to preserve tax benefits associated with the Company’s net operating losses (collectively, (i) through (iii), the “Charter Amendments”). Each of the Charter Amendments were approved by the Board of Directors of the Company on May 24, 2019, and by the Company’s stockholders at the 2019 annual meeting of stockholders on July 15, 2019 (the “Annual Meeting”).

On July 29, 2019, the Company filed a Certificate of Correction (the “Certificate of Correction”) to Third Amended and Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware to address one provision of the Restated Charter which was intended to eliminate supermajority vote requirements for specified corporate actions (the “Amendment”). This Amendment had received the affirmative vote of 55.60% of the outstanding shares of the Company’s common stock (“Common Stock”) at the Annual Meeting, but it has been determined that the affirmative vote of 66 2/3% of the outstanding shares of Common Stock was required to approve the Amendment. As a result, the Amendment was not approved, and the Restated Charter was erroneously filed to include the Amendment. The Company believes that its stockholders are supportive of this Amendment and intends to seek stockholder approval of the Amendment at its next annual meeting of stockholders.

The foregoing descriptions of the Certificate of Correction and Certificate of Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Correction and Certificate of Amendment, copies of which are attached as Exhibits 3.1 and 3.2 to this Current Report and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits.
3.1 Certificate of Correction to Third Amended and Restated Certificate of Incorporation
3.2 Certificate of Amendment of Amended and Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2019

Acacia Research Corporation

By:    /s/ Marc W. Booth
Chief Intellectual Property Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Correction to Third Amended and Restated Certificate of Incorporation
3.2	Certificate of Amendment of Amended and Restated Certificate of Incorporation